CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 1.  ORGANIZATION AND NATURE OF BUSINESS

China Clean Energy Resources Limited (“CCER”) was incorporated in the British Virgin Island on February 13, 2006.  CCER was incorporated for holding 100% interests in Fujian ZhongDe Fujian ZhongDe Technology Co., Ltd. (“ZhongDe”), and the consolidated company is to be merged with a US-listed Company for financing purposes.

Fujian Zhong De Technology Stock Co., Ltd. (“the Company”) was incorporated in the Province of Fujian, China on July 10, 1995.  The Company is in the business of producing chemical products from edible oil extract and waste edible oil.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“USGAAP).

(b)

Use of Estimates

The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

(c)

Cash

Cash consists of cash on deposit with the Company’s bankers and cash on hand.

(d)

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.  Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes.  As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

 (e)

Stock Based Compensation

Effective January 1, 2003, the Company adopted revised SFAS No. 123, “Share-Based Payment” which replaces SFAS No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No.25, “Accounting for Stock Issued to Employees.”  This statement, which requires the cost of all share-based payment transactions be recognized in the financial statements, establishes fair value as the measurement objective and requires entities to apply a fair-value-based measurement method in accounting for share-based payment transaction.  The statement applies to all awards granted, modified repurchased or cancelled after January 1, 2004, and the unvested portion of previously issued and outstanding awards.  Stock-based compensation issued in 2004 is expensed in accordance with the fair value based method of accounting.  The fair value of equity instruments issued to employees is measured on the date of grant and recognized as compensation expense over the applicable vesting period.  The Company has no stock based compensation during the current period.

(f)

Net Profit (Loss) Per Share

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding.  Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.  As the Company is presently a private entity, it does not disclose earnings per share.

(g)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash which is not collateralized.  The

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions.

 (h)

Long-lived Assets

The Company adopts SFAS144 “Accounting for the impairment or disposal of long-lived assets.”  The Company recognizes an impairment loss only if the carrying amount of a long-lived asset is not recoverable from its expected undiscounted cash flows and measures an impairment loss as the difference between the carrying amount and fair value of the asset

(i)

Foreign Currency Translation

The reporting currency of the Company is the United States Dollar. The accounts of other currencies are translated into US Dollars on the following basis:

Monetary assets and liabilities are translated at the current rate of exchange.

The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.

Cumulative currency translation adjustments are reported as other comprehensive income (loss) in the statement of income, and as a separate component of stockholders’ equity and not recognized in net income.  Gains or losses on remeasurement from the recording currency are recognized in current net income.

Gains or losses from foreign currency transactions are recognized in current net income.

Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.

(j)

Revenue Recognition

Sales are recognized when the revenue is realized or realizable, and has been earned, in accordance with the U.S. Securities and Exchange Commission’s Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements”.  The Company’s

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

sales are related to sales of product.  Revenue for product sales is recognized as risk and title to the product transfer to the customer, which usually occurs at the time shipment is made Substantially all of the Company’s products are sold FOB (“free on board”) shipping point.  Title to the product passes when the product is delivered to the freight carrier.

(k)

Accounts Receivable –Allowance for Doubtful Accounts

This allowance reflects the estimate of accounts receivable uncollectible and requires managements judgment based on historical trends and economic variability of our customer base.

(l)

Classification of Accounts Receivable with Credit Balances

Accounts receivable with credit balances have been included as a current liability in accounts payable in the accompanying balance sheet.

(m)

Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, and current liabilities.

It is management’s opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments, as the fair value of these financial instruments approximate their carrying values.

 (n)

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation.  Depreciation is recorded at the following rates, based upon the useful life of the assets:

Buildings	-	Straight-line method over 20 year useful life
Manufacturing Equipment	-	Straight-line method over 10 year useful life
Automobile and electronic equipment	-	Straight-line method over 5 year useful life

(o)

Inventories

Inventories are stated at the lower of cost or market.  The method of determining cost is used consistently from year to year as the first-in, first-out (“FIFO”) method.

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 3.  RELATED PARTY TRANSACTIONS (cont’d)

The following loans are unsecured, bear no interest, have no specific repayment terms and were borrowed from the shareholders of the Company.

June 30
2005
Fuqing Zhongde Waste Oil Recovery Co., Ltd.	$ 36,153
Qu Tai Ming	1,190
Fuqing Zhongyi Color Printing Co. Ltd.	29,133
$ 66,476

Note 4.  SHORT TERM BANK LOANS

On February 1, 2005, the Company entered into an Agreement to borrow $1,239,612 (RMB10,000,000) from DBS Bank (Hong Kong) Limited, Shenzhen Branch, with annual interest rate of prime rate x 115%, maturing on January 31, 2007, and is secured by the assets of the Company as follows:

Bank
Appraisal value
Buildings	$1,148,118
Right of use of land	590,173
$1,738,291

The total balance at June 30, 2006 of principal and accrued interest is $1,252,118.

Note 5.

INTANGIBLE ASSETS

June 30, 2006
	Gross Carrying	Accumulated
	Amount	Amortization	Net
Amortized intangible assets
Right of use of land	$1,854,231	$233,273	$1,620,958
Patents	1,130,864	300,444	830,420
	$2,985,095	$533,717	$2,451,378

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 5.

 INTANGIBLE ASSETS (cont’d)

(a)

Cost of the right of use of land of $1,854,231 is amortized over 40 years, starting from January 1, 2004.  The following table represents the amortization of this intangible asset for the five succeeding years, and subsequent:

Years Ended December 31	Amortization Expense
to June 30, 2006	$ 233,273
Balance of 2006	32,828
2007	32,828
2008	32,828
2009	32,828
2010	32,828
397,413
Thereafter	1,456,818
$ 1,854,231

(b)

Cost of the patents of $1,130,864 is amortized over 10 years.  The following table represents the amortization of this intangible asset for the five succeeding years, and subsequent:

Years Ended December 31	Amortization Expense
to June 30, 2006	$ 300,444
Balance of 2006	115,304
2007	115,304
2008	115,304
2009	115,304
2010	115,304
876,964
Thereafter	253,900
$ 1,130,864

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 6.

PROPERTY, PLANT AND EQUIPMENT

June 30, 2006		Accumulated	Net Book
	Cost	Depreciation	Figure
Buildings	$1,916,125	$461,620	$1,454,505
Equipment and machinery	2,745,203	1,435,705	1,309,498
Automobile	19,364	17,428	1,936
Office equipment	10,697	7,516	3,181
Construction in progress	1,379,647		1,379,647
Total assets	$6,071,036	$1,922,269	$4,148,767

December 31, 2005		Accumulated	Net Book
	Cost	Depreciation	Figure
Buildings	$1,838,363	$418,755	$1,419,608
Equipment and machinery	2,711,679	1,310,792	1,400,887
Automobile	19,364	17,428	1,936
Office equipment	8,726	7,131	1,595

Total assets	$4,578,132	$1,754,106	$2,824,026

December 31, 2004		Accumulated	Net Book
	Cost	Depreciation	Figure
Buildings	$1,772,091	$335,051	$1,437,040
Equipment and machinery	2,503,762	1,067,142	1,436,620
Automobile	19,364	17,428	1,936
Office equipment	8,726	6,139	2,587
Construction in progress	36,291		36,291
Total assets	$4,340,234	$1,425,760	$2,914,474

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 7. INVENTORY

June 30		December 31
2006	2005	2004
$783,376	$899,197	$1,431,579
93,375	38,143	66,757
209,625	362,794	511,828
$1,086,376	$1,300,134	$2,010,164

Note 8.

PENSION AND EMPLOYMENT LIABILITIES

The company does not have liabilities as at June 30, 2006, for pension, post employment benefits or post-retirement benefits.  The company does not have a pension plan.

Note 9.

SEGMENTED INFORMATION

The Company’s identifiable assets are located in China.  The revenue segments for six months ended June 30, 2006 are as follows:

Products	$	%
Dimer acid	$1,129,860	18%
Resin	287,338	5%
Fatty acid	365,695	6%
Ink	824,372	13%
Asphaltum	281,736	5%
Stearic	1,240,010	20%
Biological diesel	1,664,839	27%
Hot-melt adhesive	235,814	4%
Other	83,076	2%
Total sales	$6,112,740	100%

CHINA CLEAN ENERGY RESOURCES LIMITED

Notes to Consolidated Financial Statements

June 30, 2006

(Expressed in U.S. Dollars)

(Unaudited)

Note 9.

SEGMENTED INFORMATION (cont’d)

Location of Customers	$	%
India	$623,112	10%
HongKong	84,474	1%
Turkey	24,545	0%
United States	526,300	9%
Singapore	387,907	6%
China	4,466,402	74%
Total sales	$6,112,740	100%

Note 10.

Comparative Figures

There are no comparative figures disclosed for the six-month period ended June 30, 2005, as they had not been compiled at the date of preparation of the unaudited financial statements of June 30, 2006.